Subsidiaries (or Managed Entities*) of StoneMor Partners L.P. as of 12/31/2004

EXHIBIT 21.1

Subsidiaries (or Managed Entities*) of StoneMor Partners as of 12/31/05

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation
Alleghany Memorial Park LLC	Virginia
Alleghany Memorial Park Subsidiary, Inc.	Virginia
Altavista Memorial Park LLC	Virginia
Altavista Memorial Park Subsidiary, Inc.	Virginia
Arlington Development Company	New Jersey
Augusta Memorial Park Perpetual Care Company	Virginia
Bedford County Memorial Park LLC	Pennsylvania
Bedford County Memorial Park Subsidiary LLC	Pennsylvania
Bethel Cemetery Association*	New Jersey
Beth Israel Cemetery Association of Woodbridge, New Jersey*	New Jersey
Birchlawn Burial Park LLC	Virginia
Birchlawn Burial Park Subsidiary, Inc.	Virginia
Blue Ridge Memorial Gardens LLC	Pennsylvania
Blue Ridge Memorial Gardens Subsidiary LLC	Pennsylvania
Butler County Memorial Park LLC	Ohio
Butler County Memorial Park Subsidiary, Inc.	Ohio
Cedar Hill Funeral Home, Inc.	Maryland
Cemetery Investments LLC	Virginia
Cemetery Investments Subsidiary, Inc.	Virginia
Cemetery Management Services, L.L.C.	Delaware
Cemetery Management Services of Mid-Atlantic States, L.L.C.	Delaware
Cemetery Management Services of Ohio, L.L.C.	Delaware
Cemetery Management Services of Pennsylvania, L.L.C.	Delaware
Chartiers Cemetery LLC	Pennsylvania
Chartiers Cemetery Subsidiary LLC	Pennsylvania
Clover Leaf Park Cemetery Association*	New Jersey
CMS West LLC	Pennsylvania
CMS West Subsidiary LLC	Pennsylvania
Columbia Memorial Park LLC	Maryland
Columbia Memorial Park Subsidiary, Inc.	Maryland
Cornerstone Family Insurance Services, Inc.	Delaware
Cornerstone Family Services of New Jersey, Inc.	New Jersey
Cornerstone Family Services of West Virginia LLC	West Virginia
Cornerstone Family Services of West Virginia Subsidiary, Inc.	West Virginia
Cornerstone Funeral and Cremation Services LLC	Delaware
Covenant Acquisition LLC	Virginia
Covenant Acquisition Subsidiary, Inc.	Virginia
Crown Hill Cemetery Association*	Ohio
Eloise B. Kyper Funeral Home, Inc.	Pennsylvania

Subsidiaries (or Managed Entities*) of StoneMor Partners L.P. as of 12/31/2004

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation
Glen Haven Memorial Park LLC	Delaware
Glen Haven Memorial Park Subsidiary, Inc.	Maryland
Green Lawn Memorial Park LLC	Pennsylvania
Green Lawn Memorial Park Subsidiary LLC	Pennsylvania
Henlopen Memorial Park LLC	Delaware
Henlopen Memorial Park Subsidiary, Inc.	Delaware
Henry Memorial Park LLC	Virginia
Henry Memorial Park Subsidiary, Inc.	Virginia
J.V. Walker LLC	Pennsylvania
J.V. Walker Subsidiary LLC	Pennsylvania
Juniata Memorial Park LLC	Pennsylvania
Juniata Memorial Park Subsidiary LLC	Pennsylvania
KIRIS LLC	Virginia
KIRIS Subsidiary, Inc.	Virginia
Lakewood/Hamilton Cemetery LLC	Tennessee
Lakewood/Hamilton Cemetery Subsidiary, Inc.	Tennessee
Lakewood Memory Gardens South LLC	Georgia
Lakewood Memory Gardens South Subsidiary, Inc.	Georgia
Laurel Hill Memorial Park LLC	Virginia
Laurel Hill Memorial Park Subsidiary, Inc.	Virginia
Laurelwood Cemetery Company	Pennsylvania
Laurelwood Cemetery Parent LLC	Pennsylvania
Laurelwood Cemetery Subsidiary LLC	Pennsylvania
Laurelwood Holding Company	Pennsylvania
Legacy Estates, Inc.	New Jersey
Locustwood Cemetery Association*	New Jersey
Loewen [Virginia] LLC	Virginia
Loewen [Virginia] Subsidiary, Inc.	Virginia
Lorraine Park Cemetery LLC	Delaware
Lorraine Park Cemetery Subsidiary, Inc.	Maryland
Melrose Land LLC	Pennsylvania
Melrose Land Subsidiary LLC	Pennsylvania
Modern Park Development LLC	Maryland
Modern Park Development Subsidiary, Inc.	Maryland
Morris Cemetery Perpetual Care Company	Pennsylvania
Mount Lebanon Cemetery LLC	Pennsylvania
Mount Lebanon Cemetery Subsidiary LLC	Pennsylvania
Mt. Airy Cemetery, Inc.	Pennsylvania
Mt. Airy Cemetery Parent LLC	Pennsylvania
Mt. Airy Cemetery Subsidiary LLC	Pennsylvania
Oak Hill Cemetery LLC	Virginia
Oak Hill Cemetery Subsidiary, Inc.	Virginia
Osiris Holding Finance Company	Delaware
Osiris Holding of Maryland LLC	Delaware
Osiris Holding of Maryland Subsidiary, Inc.	Maryland

Subsidiaries (or Managed Entities*) of StoneMor Partners L.P. as of 12/31/2004

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation
Osiris Holding of Pennsylvania LLC	Pennsylvania
Osiris Holding of Pennsylvania Subsidiary LLC	Pennsylvania
Osiris Holding of Rhode Island LLC	Rhode Island
Osiris Holding of Rhode Island Subsidiary, Inc.	Rhode Island
Osiris Management, Inc.	New Jersey
Osiris Telemarketing Corp.	New York
Perpetual Gardens.Com, Inc.	Delaware
Prospect Hill Cemetery LLC	Pennsylvania
Prospect Hill Cemetery Subsidiary LLC	Pennsylvania
PVD Acquisitions LLC	Virginia
PVD Acquisitions Subsidiary, Inc.	Virginia
Riverside Cemetery LLC	Pennsylvania
Riverside Cemetery Subsidiary LLC	Pennsylvania
Riverview Memorial Gardens LLC	Pennsylvania
Riverview Memorial Gardens Subsidiary LLC	Pennsylvania
Rockbridge Memorial Gardens LLC	Virginia
Rockbridge Memorial Gardens Subsidiary Company	Virginia
Rolling Green Memorial Park LLC	Pennsylvania
Rolling Green Memorial Park Subsidiary LLC	Pennsylvania
Rose Lawn Cemeteries LLC	Virginia
Rose Lawn Cemeteries Subsidiary, Incorporated	Virginia
Roselawn Development LLC	Virginia
Roselawn Development Subsidiary Corporation	Virginia
Russell Memorial Cemetery LLC	Virginia
Russell Memorial Cemetery Subsidiary, Inc.	Virginia
Shenandoah Memorial Park LLC	Virginia
Shenandoah Memorial Park Subsidiary, Inc.	Virginia
Southern Memorial Sales LLC	Virginia
Southern Memorial Sales Subsidiary, Inc.	Virginia
Springhill Memory Gardens LLC	Maryland
Springhill Memory Gardens Subsidiary, Inc.	Maryland
Star City Memorial Sales LLC	Virginia
Star City Memorial Sales Subsidiary, Inc.	Virginia
Stitham LLC	Virginia
Stitham Subsidiary, Incorporated	Virginia
StoneMor Operating LLC	Delaware
Sunset Memorial Gardens LLC	Virginia
Sunset Memorial Gardens Subsidiary, Inc.	Virginia
Sunset Memorial Park LLC	Maryland
Sunset Memorial Park Subsidiary, Inc.	Maryland
Temple Hill LLC	Virginia
Temple Hill Subsidiary Corporation	Virginia
The Corapolis Cemetery Company	Pennsylvania
The Coraopolis Cemetery Parent LLC	Pennsylvania
The Coraopolis Cemetery Subsidiary LLC	Pennsylvania

Subsidiaries (or Managed Entities*) of StoneMor Partners L.P. as of 12/31/2004

Subsidiary (or Managed Entity*) Name	Jurisdiction of Formation
The Prospect Cemetery LLC	Pennsylvania
The Prospect Cemetery Subsidiary LLC	Pennsylvania
The Valhalla Cemetery Company LLC	Alabama
The Valhalla Cemetery Subsidiary Corporation	Alabama
Tioga County Memorial Gardens LLC	Pennsylvania
Tioga County Memorial Gardens Subsidiary LLC	Pennsylvania
Tri-County Memorial Gardens LLC	Pennsylvania
Tri-County Memorial Gardens Subsidiary LLC	Pennsylvania
Twin Hills Memorial Park and Mausoleum LLC	Pennsylvania
Twin Hills Memorial Park and Mausoleum Subsidiary LLC	Pennsylvania
Virginia Memorial Service LLC	Virginia
Virginia Memorial Service Subsidiary Corporation	Virginia
WNCI LLC	Delaware
W N C Subsidiary, Inc.	Maryland
Westminster Cemetery LLC	Pennsylvania
Westminster Cemetery Subsidiary LLC	Pennsylvania
Wicomico Memorial Parks LLC	Maryland
Wicomico Memorial Parks Subsidiary, Inc.	Maryland
Willowbrook Management Corp.	Connecticut
Willowbrook Cemetery Association Inc.*	Connecticut
Woodlawn Memorial Gardens LLC	Pennsylvania
Woodlawn Memorial Gardens Subsidiary LLC	Pennsylvania
Woodlawn Memorial Park Association	Pennsylvania
Woodlawn Memorial Park Parent LLC	Pennsylvania
Woodlawn Memorial Park Subsidiary LLC	Pennsylvania

*Entity is not a StoneMor Partners L.P. subsidiary, but is managed by contract with a subsidiary

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